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                  SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT

                    Pursuant to Section 13 or 15(d)
                of the Securities Exchange Act of 1934


  Date of Report (date of earliest event reported): February 28, 1995



                       MORGAN STANLEY GROUP INC.
        (Exact name of registrant as specified in its charter)



      Delaware              1-9085              13-2838811
  (State or other      (Commission File      (I.R.S. Employer
  jurisdiction of          Number)            Identification
  incorporation or                               Number)
   organization)

         1251 Avenue of the Americas, New York, New York 10020
      (Address of principal executive offices including zip code)


  Registrant's telephone number, including area code: (212) 703-4000

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Item 5.  Other Events

     Attached and incorporated herein by reference as Exhibit 99 is a press release summarizing the financial results of Morgan Stanley Group Inc. (the "Company") for the three-month and twelve-month periods ended January 31, 1995 and 1994 and announcing the declaration by the Company's Board of Directors of an increase in the regular quarterly cash dividend to 32 cents per common share. The Company also announced the authorization by its Board of Directors of the purchase, subject to market and other conditions, of an additional $150 million of the Company's Common Stock.

Item 7(c).  Exhibits

99. Press release dated February 28, 1995 summarizing the financial results of the Company for the three-month and twelve-month periods ended January 31, 1995 and 1994 and announcing the declaration by the Company's Board of Directors of an increase in the regular quarterly cash dividend to 32 cents per common share; the authorization by its Board of Directors of the purchase, subject to market and other conditions, of an additional $150 million of the Company's Common Stock and a change in the fiscal year-end to November 30 from January 31.


Item 8.  Change in Fiscal Year

     On February 28, 1995 the Company's Board of Directors determined to change the Company's fiscal year-end to November 30 from January 31. The Company will file a report covering the transition period on a Form 10-Q for the quarter ending May 31, 1995.


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                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   MORGAN STANLEY GROUP INC.
                                   Registrant




                                   /s/Patricia A. Kurtz
                                   ------------------------
                                   Patricia A. Kurtz
                                   Assistant Secretary



Date:  February 28, 1995

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                           Index to Exhibits

                                               Sequentially
Exhibit No.     Description                    Numbered Pages
- --------------- ----------------------------   ----------------
99.             Press release dated February
                28, 1995 summarizing the
                financial results of the
                Company for the three-month
                and twelve-month periods
                ended January 31, 1995 and
                1994 and announcing the
                declaration by the Company's
                Board of Directors of an
                increase in the regular
                quarterly cash dividend to
                32 cents per common share;
                the authorization by its
                Board of Directors of the
                purchase, subject to market
                and other conditions, of an
                additional $150 million of
                the Company's Common Stock
                and a change in the fiscal
                year-end to November 30 from
                January 31.

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